Exhibit 99.1

Triller Steals Social Media Spotlight with $50 Million Fundraise

Triller Group Inc. (Nasdaq: ILLR) secures its place as a fierce competitor to TikTok, YouTube Shorts, and Instagram Reels with bold innovations, star power, and continued momentum

Los Angeles, CA, Jan. 29, 2025 (GLOBE NEWSWIRE) -- Triller Group Inc. (“Triller” or “the Company”) is making waves in the technology and investor sectors, announcing a $50 million equity funding round secured through a private placement with institutional investors. This investment fuels Triller’s rapid ascent as the next powerhouse in short-form video platforms, further challenging TikTok’s dominance to become the superior platform for creators, users, and collaborators.

Backed by global icons like Conor McGregor, The Weeknd, Marshmello, Lil Wayne, and many more, Triller surged into the top five in the “Photo and Video” category of app stores, solidifying its status as a rising star in digital entertainment.

Supercharging the Creator Revolution

In addition to enhancing the platform for users, the fundraise enables Triller to accelerate its mission of empowering creators. Triller will unveil cutting-edge AI-driven tools, enhanced live-streaming capabilities, and a revamped video editing suite, providing creators with unmatched opportunities to engage audiences and monetize their content.

“At Triller, we’re not just building a platform—we’re leading a movement,” said Wing Fai Ng, CEO of Triller Group Inc. “Whether TikTok is banned or not has no bearing on our trajectory. With powerhouses like Conor McGregor and other global icons who champion our vision, we’ve created a platform that is designed to outlast TikTok and any other competitor. We’re not building our business around the failure of others; this seismic shift in social media is only the beginning of what’s to come.”

Triller: The New Home for Viral Content

As TikTok faces ongoing challenges and uncertainty, Triller has emerged as the ultimate refuge and frontrunner for displaced influencers and content creators. Triller’s savemytiktoks.com campaign has ushered in waves of creators seeking a U.S.-owned platform free from political and regulatory roadblocks.

Under the new leadership of former TikTok Executive Sean Kim, Triller is redefining the user experience and what it means to create, distribute and monetize content.

BKFC & TrillerTV: Entertainment Frontiers Redefined

Triller isn’t stopping at short-form videos; the Bare-Knuckle Fighting Championship (BKFC) brand reaches over 250 million fans across 60 countries, while TrillerTV is celebrating a decade of streaming success. Upcoming events like Wrestle Kingdom 19 from Tokyo Dome draw millions of viewers and further positions Triller as a multimedia powerhouse.

Triller’s Future: Poised for Dominance in 2025

With the fund raise and these developments underway, Triller is poised to become the premier social media hub in 2025, attracting top talent and ensuring long-term growth and success through its transparent and innovative environment.

Following President Donald Trump’s reelection, Triller Group made a sizeable contribution to the Trump Inaugural Fund, underscoring its dedication to supporting initiatives that resonate with its business values and long-term vision.

Navigating the Ship: Investment and Changes to Triller’s Leadership

Triller Group has also appointed Dr. Roger Kennedy as an non-executive director following a designation by KCP Holdings Limited, the lead investor in this funding round. He will join the board’s audit, remuneration, and nomination committees.

The private placement consisted of common stock and warrants, with the Company’s shares priced at $2.20 each. This funding round is the first new capital infusion following the AGBA-Triller merger, with an additional fundraise expected later this year.

This fundraise is a powerful catalyst for Triller Group’s commitment to innovation and growth. With strong backing from our investors and the star power of icons like Conor McGregor, Triller is gearing up to disrupt the digital content landscape like never before. Together with its team, partners, and creators, Triller is creating a platform where ownership, growth, and meaningful monetization are finally within reach.

For more details, please refer to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2025.

About Triller Group Inc.

Nasdaq: ILLR. Triller Group is a US-based company that operates two main businesses: the newly merged US-based social media operations (Triller Corp.), and the legacy operations of the Company in Hong Kong (“AGBA”).

Triller Corp. is a next generation, AI-powered, social media and live-streaming event platform for creators. Pairing music culture with sports, fashion, entertainment, and influencers through a 360-degree view of content and technology, Triller Corp. uses proprietary AI technology to push and track content virally to affiliated and non-affiliated sites and networks, enabling them to reach millions of additional users. Triller Corp. additionally owns Triller Sports, Bare-Knuckle Fighting Championship (BKFC); Amplify.ai, a leading machine-learning, AI platform; and TrillerTV, a premier global PPV, AVOD, and SVOD streaming service. For more information, visit www.trillercorp.com

Established in 1993, AGBA is a leading, multi-channel business platform that incorporates cutting edge machine-learning and offers a broad set of financial services and healthcare products to consumers through a tech-led ecosystem, enabling clients to unlock the choices that best suit their needs. Trusted by over 400,000 individual and corporate customers, the Group is organized into four market-leading businesses: Platform Business, Distribution Business, Healthcare Business, and Fintech Business. For more information, please visit www.agba.com.

Safe Harbor Statement

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the following: the Company’s goals and strategies; the Company’s future business development; product and service demand and acceptance; changes in technology; economic conditions; the outcome of any legal proceedings that may be instituted against us following the consummation of the business combination; expectations regarding our strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives and pursue acquisition opportunities; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Hong Kong and the international markets the Company plans to serve and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC, the length and severity of the recent coronavirus outbreak, including its impacts across our business and operations. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date hereof.

Investor & Media Relations:

Bethany Lai
ir@triller.co

Breanne Fritcher
triller@wachsman.com

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